EXHIBIT 10.3


                                 PROMISSORY NOTE

$110,000                                                West Palm Beach, Florida
                                                        Dated: February 7, 2003

     FOR VALUE RECEIVED, the undersigned corporation, Sun Vacation Properties Corporation, a Nevada corporation, promises to pay to the order of ANN PRORATH ATTORNEY TRUST ACCOUNT, as Escrow Agent for PRIDE, INC., ALVIN ROTH, and PETER
J. PORATH, the principal sum of One Hundred Ten Thousand and no/Hundreds ($110,000.00) Dollars, together with interest thereon from date at the rate of five percent (5%) per annum until maturity. Principal and interest payable in sixty (60) days from the date of this Note.

     Each maker and endorser severally waives demand, protest and notice of maturity, non-payment or protest and all requirements necessary to hold each of them liable as makers and endorsers.

     Each maker and endorser further agrees, jointly and severally, to pay all costs of collection, including a reasonable attorney's fee in case the principal of the Note or any payment on the principal or any interest thereon is not paid at the respective maturity thereof, whether suit be brought or not.

     This Note is secured by the personal guarantee of Von G. Batesole of even date herewith and is to be construed and enforced according to the laws of the State of Florida; upon default in the payment of principal and/or interest when due, the whole sum of principal and interest remaining unpaid shall, at the option of the holder become immediately due and payable. Default interest of eighteen (18%) Percent shall accrue until paid in full.


                                             Sun Vacation Properties Corporation

                                             By: /s/ Von G. Batesole
                                                Von G. Batesole, President

                                             Commonwealth Equities, Inc.

                                             By: /s/ Von G. Batesole
                                                Von G. Batesole, President


                                             By: /s/ Von G. Batesole
                                                Von G. Batesole, an individual
                                                Personal Guarantor